Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2009

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 4, 2009

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

This Quarterly Financial Supplement reflects the addition or modification of certain measures for the Individual Annuities segment in order to provide a more meaningful presentation.

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008		2009
2009	2008			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,053	661	59%	U.S. Retirement Solutions and Investment Management Division	(182)	(975)	175	564	314
683	708	-4%	U.S. Individual Life and Group Insurance Division	339	78	133	243	307
1,429	1,414	1%	International Insurance and Investments Division	497	1	435	481	513
(529)	(109)	-385%	Corporate and other operations	(38)	(288)	(166)	(162)	(201)

2,636	2,674	-1%	Total pre-tax adjusted operating income (loss)	616	(1,184)	577	1,126	933
650	708	-8%	Income taxes, applicable to adjusted operating income	186	(305)	141	309	200

1,986	1,966	1%	Financial Services Businesses after-tax adjusted operating income (loss)	430	(879)	436	817	733

			Reconciling items:
(1,777)	(1,711)	-4%	Realized investment losses, net, and related charges and adjustments	(547)	(511)	(666)	(877)	(234)
1,525	(919)	266%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(534)	(815)	145	686	694
(850)	682	-225%	Change in experience-rated contractholder liabilities due to asset value changes	388	481	(45)	(347)	(458)
(31)	(276)	89%	Divested businesses	(219)	(230)	(32)	(24)	25
(75)	145	-152%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	213	509	3	14	(92)

(1,208)	(2,079)	42%	Total reconciling items, before income taxes	(699)	(566)	(595)	(548)	(65)
(753)	(724)	-4%	Income taxes, not applicable to adjusted operating income	(280)	(159)	(148)	(260)	(345)

(455)	(1,355)	66%	Total reconciling items, after income taxes	(419)	(407)	(447)	(288)	280

1,531	611	151%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	11	(1,286)	(11)	529	1,013
74	(99)	175%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(134)	(384)	5	(12)	81

1,605	512		Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(123)	(1,670)	(6)	517	1,094
(44)	37		Earnings attributable to noncontrolling interests	5	(1)	(11)	17	(50)

1,561	549	184%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(118)	(1,671)	(17)	534	1,044
18	4	350%	Income (loss) from discontinued operations, net of taxes	5	14	1	21	(4)

1,579	553	186%	Net income (loss) of Financial Services Businesses	(113)	(1,657)	(16)	555	1,040
(44)	37		Less: Income (loss) attributable to noncontrolling interests	5	(1)	(11)	17	(50)

1,623	516		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(118)	(1,656)	(5)	538	1,090

12.44%	11.93%		Operating Return on Average Equity (based on adjusted operating income)	8.02%	-16.60%	8.89%	15.48%	12.85%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
1,623	516		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(118)	(1,656)	(5)	538	1,090
(364)	(51)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(58)	74	19	(375)	(8)

1,259	465		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(176)	(1,582)	14	163	1,082

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted) (1):
4.53	4.55	Financial Services Businesses after-tax adjusted operating income (loss)	1.02	(2.04)	1.05	1.88	1.59

		Reconciling items:
(4.03)	(3.91)	Realized investment losses, net, and related charges and adjustments	(1.28)	(1.21)	(1.57)	(2.02)	(0.50)
3.46	(2.10)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(1.25)	(1.93)	0.34	1.58	1.49
(1.93)	1.56	Change in experience-rated contractholder liabilities due to asset value changes	0.91	1.14	(0.11)	(0.80)	(0.99)
(0.07)	(0.63)	Divested businesses	(0.51)	(0.55)	(0.08)	(0.06)	0.05
—	0.02	Difference in earnings allocated to participating unvested share-based payment awards	—	—	0.01	0.01	—

(2.57)	(5.06)	Total reconciling items, before income taxes	(2.13)	(2.55)	(1.41)	(1.29)	0.05
(1.72)	(1.76)	Income taxes, not applicable to adjusted operating income	(0.84)	(0.67)	(0.37)	(0.61)	(0.72)

(0.85)	(3.30)	Total reconciling items, after income taxes	(1.29)	(1.88)	(1.04)	(0.68)	0.77

3.68	1.25	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.27)	(3.92)	0.01	1.20	2.36
0.04	0.01	Income (loss) from discontinued operations, net of taxes	0.02	0.03	—	0.05	(0.01)

3.72	1.26	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.25)	(3.89)	0.01	1.25	2.35

438.8	432.6	Weighted average number of outstanding Common shares (basic)	423.8	421.3	422.1	432.9	461.2

440.6	437.1	Weighted average number of outstanding Common shares (diluted)	428.0	423.0	423.2	434.3	464.6

34	36	Direct equity adjustments for earnings per share calculation	10	19	11	11	12

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation (2)
22	12	Financial Services Businesses after-tax adjusted operating income	3	1	4	10	7
18	3	Income from continuing operations (after-tax) of Financial Services Businesses	—	1	—	6	11

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to the weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of common stock after direct equity adjustment.
(2)	For the three months ended September 30, 2009, includes earnings of $1 million related to interest, net of tax, on exchangeable surplus notes associated with the computation of diluted earnings per share.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	13,744	10,092	6,651	3,643	2,182
		Long-term debt	14,602	17,022	17,394	17,713	19,491
		Junior Subordinated Long-Term Debt	1,518	1,518	1,518	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	18,780	14,292	14,349	18,681	23,239
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	21,553	19,899	20,337	22,452	23,919
		Excluding total accumulated other comprehensive income	21,343	19,529	20,238	22,194	23,338

		Total Capitalization:
		Including accumulated other comprehensive income	34,900	32,832	33,261	37,912	44,248
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	37,673	38,439	39,249	41,683	44,928
		Excluding total accumulated other comprehensive income	37,463	38,069	39,150	41,425	44,347

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	43.92	33.69	33.83	40.20	49.71
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	50.40	46.91	47.95	48.32	51.16
		Excluding total accumulated other comprehensive income	49.91	46.04	47.72	47.76	49.92

		Number of diluted shares at end of period	427.6	424.2	424.1	464.7	467.5

		Common Stock Price Range (based on closing price):
54.63	91.36	High	86.25	64.80	35.11	46.00	54.63
11.29	56.07	Low	56.07	13.73	11.29	20.50	33.28
49.91	72.00	Close	72.00	30.26	19.02	37.22	49.91

		Common Stock market capitalization (1)	30,362	12,749	8,042	17,139	23,024

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

OPERATIONS HIGHLIGHTS

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	170.9	161.2	152.7	163.5	179.9
		Retail customers	75.4	61.6	61.3	70.3	79.1
		General account	175.2	172.6	172.3	175.6	184.9

		Total Investment Management and Advisory Services	421.5	395.4	386.3	409.4	443.9
		Non-proprietary assets under management	97.6	80.5	75.1	89.3	109.4

		Total managed by U.S. Retirement Solutions and Investment Management Division	519.1	475.9	461.4	498.7	553.3
		Managed by U.S. Individual Life and Group Insurance Division	13.3	12.4	11.9	11.2	12.1
		Managed by International Insurance and Investments Division:	69.9	69.9	68.4	69.7	75.5

		Total assets under management	602.3	558.2	541.7	579.6	640.9
		Client assets under administration	112.1	101.1	98.8	106.7	116.3

		Total assets under management and administration	714.4	659.3	640.5	686.3	757.2

		Assets managed or administered for customers outside of the United States at end of period	115.6	112.6	110.4	115.2	127.0

		Distribution Representatives (1):
		Prudential Agents	2,482	2,360	2,389	2,421	2,453
		International Life Planners	6,267	6,365	6,397	6,375	6,504
		Gibraltar Life Advisors	6,057	6,330	6,170	6,376	6,060

49	54	Prudential Agent productivity ($ thousands)	55	70	41	49	58

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2008		2009
2009	2008			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
9,942	8,861	12%	Premiums	2,798	2,997	3,261	3,320	3,361
2,193	2,342	-6%	Policy charges and fee income	709	781	734	766	693
6,172	6,331	-3%	Net investment income	2,076	2,099	2,064	2,053	2,055
2,631	2,591	2%	Asset management fees, commissions and other income	770	10	1,945	199	487

20,938	20,125	4%	Total revenues	6,353	5,887	8,004	6,338	6,596

			Benefits and Expenses (1):
9,507	9,066	5%	Insurance and annuity benefits	3,040	3,472	3,464	2,928	3,115
2,642	2,462	7%	Interest credited to policyholders’ account balances	853	881	1,086	725	831
714	833	-14%	Interest expense	287	303	247	239	228
(2,001)	(1,735)	-15%	Deferral of acquisition costs	(559)	(567)	(578)	(641)	(782)
1,237	891	39%	Amortization of acquisition costs	238	512	1,205	(70)	102
6,203	5,934	5%	General and administrative expenses	1,878	2,470	2,003	2,031	2,169

18,302	17,451	5%	Total benefits and expenses	5,737	7,071	7,427	5,212	5,663

2,636	2,674	-1%	Adjusted operating income (loss) before income taxes	616	(1,184)	577	1,126	933

			Reconciling items:
(1,765)	(1,756)	-1%	Realized investment losses, net, and related adjustments	(564)	(511)	(710)	(872)	(183)
(12)	45	-127%	Related charges	17	—	44	(5)	(51)

(1,777)	(1,711)	-4%	Total realized investment losses, net, and related charges and adjustments	(547)	(511)	(666)	(877)	(234)

1,525	(919)	266%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(534)	(815)	145	686	694
(850)	682	-225%	Change in experience-rated contractholder liabilities due to asset value changes	388	481	(45)	(347)	(458)
(31)	(276)	89%	Divested businesses	(219)	(230)	(32)	(24)	25
(75)	145	-152%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	213	509	3	14	(92)

(1,208)	(2,079)	42%	Total reconciling items, before income taxes	(699)	(566)	(595)	(548)	(65)

1,428	595	140%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(83)	(1,750)	(18)	578	868
(103)	(16)	-544%	Income tax expense (benefit)	(94)	(464)	(7)	49	(145)

1,531	611	151%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	11	(1,286)	(11)	529	1,013

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $118,111; $125,753; $123,589; $123,430; $127,490)	114,626	119,153	116,094	119,084	128,459
Fixed maturities, held to maturity, at amortized cost (fair value $3,410; $3,832; $4,629; $4,938; $5,199)	3,481	3,808	4,661	4,935	5,141
Trading account assets supporting insurance liabilities, at fair value	14,392	13,875	13,973	14,766	15,848
Other trading account assets, at fair value	3,240	4,216	4,445	3,550	3,656
Equity securities, available for sale, at fair value (cost $4,634; $4,273; $3,893; $3,380; $3,390)	4,258	3,665	3,425	3,404	3,747
Commercial mortgage and other loans	24,173	24,366	24,069	23,961	23,616
Policy loans	3,822	4,280	4,230	4,413	4,634
Securities purchased under agreements to resell	171	480	—	—	6
Other long-term investments	5,255	5,383	4,247	4,170	4,296
Short-term investments	6,621	4,092	3,458	5,790	6,072

Total investments	180,039	183,318	178,602	184,073	195,475
Cash and cash equivalents	9,907	13,054	12,748	11,798	10,524
Accrued investment income	1,551	1,603	1,610	1,571	1,613
Deferred policy acquisition costs	12,472	13,127	12,223	12,768	13,313
Deferred income taxes, net	—	(533)	(462)	—	—
Other assets	25,624	21,962	18,452	19,142	19,964
Separate account assets	165,148	147,095	139,638	151,266	168,128

Total assets	394,741	379,626	362,811	380,618	409,017

Liabilities:
Future policy benefits	62,027	70,221	67,417	69,699	72,774
Policyholders’ account balances	90,871	93,991	95,033	95,680	95,766
Securities sold under agreements to repurchase	4,209	4,288	3,743	3,467	3,650
Cash collateral for loaned securities	2,231	2,684	1,966	2,233	2,573
Income taxes	2,493	364	773	2,213	3,935
Senior short-term debt	13,744	10,092	6,651	3,643	2,182
Senior long-term debt	14,602	17,022	17,394	17,713	19,491
Junior subordinated long-term debt	1,518	1,518	1,518	1,518	1,518
Other liabilities	18,817	17,708	13,753	13,903	15,212
Separate account liabilities	165,148	147,095	139,638	151,266	168,128

Total liabilities	375,660	364,983	347,886	361,335	385,229

Attributed Equity:
Accumulated other comprehensive loss	(2,563)	(5,237)	(5,889)	(3,513)	(99)
Other attributed equity	21,343	19,529	20,238	22,194	23,338

Total attributed equity	18,780	14,292	14,349	18,681	23,239

Noncontrolling Interest	301	351	576	602	549

Total Equity	19,081	14,643	14,925	19,283	23,788

Total liabilities and equity	394,741	379,626	362,811	380,618	409,017

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,361	118	1,226	2,015	2
Policy charges and fee income	693	313	297	90	(7)
Net investment income	2,055	1,064	361	566	64
Asset management fees, commissions and other income	487	321	128	105	(67)

Total revenues	6,596	1,816	2,012	2,776	(8)

Benefits and Expenses (1):
Insurance and annuity benefits	3,115	210	1,326	1,572	7
Interest credited to policyholders’ account balances	831	604	126	123	(22)
Interest expense	228	14	42	1	171
Deferral of acquisition costs	(782)	(347)	(143)	(302)	10
Amortization of acquisition costs	102	24	(98)	175	1
General and administrative expenses	2,169	997	452	694	26

Total benefits and expenses	5,663	1,502	1,705	2,263	193

Adjusted operating income (loss) before income taxes	933	314	307	513	(201)

	Quarter Ended September 30, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,798	75	1,099	1,627	(3)
Policy charges and fee income	709	331	313	83	(18)
Net investment income	2,076	1,068	353	514	141
Asset management fees, commissions and other income	770	517	149	153	(49)

Total revenues	6,353	1,991	1,914	2,377	71

Benefits and Expenses (1):
Insurance and annuity benefits	3,040	593	1,136	1,279	32
Interest credited to policyholders’ account balances	853	679	119	106	(51)
Interest expense	287	54	51	1	181
Deferral of acquisition costs	(559)	(166)	(121)	(281)	9
Amortization of acquisition costs	238	140	(37)	144	(9)
General and administrative expenses	1,878	873	427	631	(53)

Total benefits and expenses	5,737	2,173	1,575	1,880	109

Adjusted operating income (loss) before income taxes	616	(182)	339	497	(38)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	9,942	554	3,572	5,825	(9)
Policy charges and fee income	2,193	831	1,102	280	(20)
Net investment income	6,172	3,324	1,064	1,609	175
Asset management fees, commissions and other income	2,631	2,157	293	341	(160)

Total revenues	20,938	6,866	6,031	8,055	(14)

Benefits and Expenses (1):
Insurance and annuity benefits	9,507	1,109	3,824	4,538	36
Interest credited to policyholders’ account balances	2,642	2,026	364	352	(100)
Interest expense	714	55	140	3	516
Deferral of acquisition costs	(2,001)	(713)	(404)	(910)	26
Amortization of acquisition costs	1,237	551	112	591	(17)
General and administrative expenses	6,203	2,785	1,312	2,052	54

Total benefits and expenses	18,302	5,813	5,348	6,626	515

Adjusted operating income (loss) before income taxes	2,636	1,053	683	1,429	(529)

	Nine Months Ended September 30, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	8,861	445	3,290	5,135	(9)
Policy charges and fee income	2,342	1,031	1,084	252	(25)
Net investment income	6,331	3,348	1,039	1,479	465
Asset management fees, commissions and other income	2,591	1,948	332	483	(172)

Total revenues	20,125	6,772	5,745	7,349	259

Benefits and Expenses (1):
Insurance and annuity benefits	9,066	1,454	3,488	4,052	72
Interest credited to policyholders’ account balances	2,462	1,949	346	307	(140)
Interest expense	833	171	153	7	502
Deferral of acquisition costs	(1,735)	(541)	(360)	(874)	40
Amortization of acquisition costs	891	297	165	456	(27)
General and administrative expenses	5,934	2,781	1,245	1,987	(79)

Total benefits and expenses	17,451	6,111	5,037	5,935	368

Adjusted operating income (loss) before income taxes	2,674	661	708	1,414	(109)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	195,475	86,228	27,286	73,142	8,819
Deferred policy acquisition costs	13,313	2,385	4,517	6,563	(152)
Other assets	32,101	9,412	3,544	11,136	8,009
Separate account assets	168,128	136,267	33,054	436	(1,629)

Total assets	409,017	234,292	68,401	91,277	15,047

Liabilities:
Future policy benefits	72,774	16,123	8,858	47,388	405
Policyholders’ account balances	95,766	59,234	14,429	24,013	(1,910)
Debt	23,191	2,424	5,443	595	14,729
Other liabilities	25,370	9,131	2,875	10,864	2,500
Separate account liabilities	168,128	136,267	33,054	436	(1,629)

Total liabilities	385,229	223,179	64,659	83,296	14,095

Attributed Equity:
Accumulated other comprehensive income (loss)	(99)	400	139	208	(846)
Other attributed equity	23,338	10,150	3,603	7,732	1,853

Total attributed equity	23,239	10,550	3,742	7,940	1,007

Noncontrolling Interest	549	563	—	41	(55)

Total Equity	23,788	11,113	3,742	7,981	952

Total liabilities and equity	409,017	234,292	68,401	91,277	15,047

	As of December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	183,318	87,244	23,560	65,891	6,623
Deferred policy acquisition costs	13,127	2,683	4,573	6,051	(180)
Other assets	36,086	9,924	3,028	12,866	10,268
Separate account assets	147,095	115,791	32,277	270	(1,243)

Total assets	379,626	215,642	63,438	85,078	15,468

Liabilities:
Future policy benefits	70,221	18,251	8,213	43,317	440
Policyholders’ account balances	93,991	62,285	13,527	21,674	(3,495)
Debt	28,632	4,137	5,448	620	18,427
Other liabilities	25,044	8,039	1,904	12,912	2,189
Separate account liabilities	147,095	115,791	32,277	270	(1,243)

Total liabilities	364,983	208,503	61,369	78,793	16,318

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(2,422)	(1,278)	(562)	(975)
Other attributed equity	19,529	9,255	3,347	6,808	119

Total attributed equity	14,292	6,833	2,069	6,246	(856)

Noncontrolling Interest	351	306	—	39	6

Total Equity	14,643	7,139	2,069	6,285	(850)

Total liabilities and equity	379,626	215,642	63,438	85,078	15,468

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2009				As of December 31, 2008
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	94	6,882	1,518	8,494	925	5,092	1,518	7,535
Investment related	831	9,675	—	10,506	6,245	9,792	—	16,037
Securities business related	1,187	1,400	—	2,587	1,806	1,550	—	3,356
Specified other businesses	70	555	—	625	778	264	—	1,042
Limited recourse and non-recourse borrowing	—	979	—	979	338	324	—	662

Total debt - Financial Services Businesses	2,182	19,491	1,518	23,191	10,092	17,022	1,518	28,632

Ratio of long-term and short-term capital debt to capitalization (1)				22.7%				23.3%

Closed Block Business
Investment related	—	—	—	—	443	—	—	443
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	443	1,750	—	2,193

	As of September 30, 2009				As of December 31, 2008
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,967	1,336	191	8,494	6,837	462	236	7,535
Investment related	6,102	1,158	3,246	10,506	8,819	3,991	3,227	16,037
Securities business related	1,232	1,321	34	2,587	694	2,430	232	3,356
Specified other businesses	573	52	—	625	290	752	—	1,042
Limited recourse and non-recourse borrowing	—	—	979	979	—	—	662	662

Total debt - Financial Services Businesses	14,874	3,867	4,450	23,191	16,640	7,635	4,357	28,632

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $941 million of Surplus Notes for September 30, 2009 and $444 million for December 31, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2008		2009
2009	2008	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
554	445	24%	Premiums	75	209	175	261	118
831	1,031	-19%	Policy charges and fee income	331	256	249	269	313
3,324	3,348	-1%	Net investment income	1,068	1,101	1,146	1,114	1,064
2,157	1,948	11%	Asset management fees, commissions and other income	517	191	1,793	43	321

6,866	6,772	1%	Total revenues	1,991	1,757	3,363	1,687	1,816

			Benefits and Expenses (1):
1,109	1,454	-24%	Insurance and annuity benefits	593	814	642	257	210
2,026	1,949	4%	Interest credited to policyholders’ account balances	679	707	895	527	604
55	171	-68%	Interest expense	54	54	25	16	14
(713)	(541)	-32%	Deferral of acquisition costs	(166)	(148)	(149)	(217)	(347)
551	297	86%	Amortization of acquisition costs	140	126	878	(351)	24
2,785	2,781	0%	General and administrative expenses	873	1,179	897	891	997

5,813	6,111	-5%	Total benefits and expenses	2,173	2,732	3,188	1,123	1,502

1,053	661	59%	Adjusted operating income (loss) before income taxes	(182)	(975)	175	564	314

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2009				Quarter Ended September 30, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	554	61	493	—	118	28	90	—
Policy charges and fee income	831	685	146	—	313	265	48	—
Net investment income	3,324	761	2,507	56	1,064	236	815	13
Asset management fees, commissions and other income	2,157	924	393	840	321	(105)	148	278

Total revenues	6,866	2,431	3,539	896	1,816	424	1,101	291

Benefits and Expenses (1):
Insurance and annuity benefits	1,109	40	1,069	—	210	(85)	295	—
Interest credited to policyholders’ account balances	2,026	586	1,440	—	604	136	468	—
Interest expense	55	9	24	22	14	2	6	6
Deferral of acquisition costs	(713)	(656)	(42)	(15)	(347)	(327)	(13)	(7)
Amortization of acquisition costs	551	518	20	13	24	11	8	5
General and administrative expenses (2)	2,785	1,319	651	815	997	521	218	258

Total benefits and expenses	5,813	1,816	3,162	835	1,502	258	982	262

Adjusted operating income before income taxes	1,053	615	377	61	314	166	119	29

	Nine Months Ended September 30, 2008				Quarter Ended September 30, 2008
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	445	50	395	—	75	18	57	—
Policy charges and fee income	1,031	897	134	—	331	286	45	—
Net investment income	3,348	535	2,661	152	1,068	200	883	(15)
Asset management fees, commissions and other income	1,948	241	402	1,305	517	24	133	360

Total revenues	6,772	1,723	3,592	1,457	1,991	528	1,118	345

Benefits and Expenses (1):
Insurance and annuity benefits	1,454	473	981	—	593	344	249	—
Interest credited to policyholders’ account balances	1,949	355	1,594	—	679	141	538	—
Interest expense	171	44	68	59	54	15	19	20
Deferral of acquisition costs	(541)	(467)	(62)	(12)	(166)	(149)	(14)	(3)
Amortization of acquisition costs	297	260	22	15	140	121	13	6
General and administrative expenses (2)	2,781	1,096	591	1,094	873	363	180	330

Total benefits and expenses	6,111	1,761	3,194	1,156	2,173	835	985	353

Adjusted operating income (loss) before income taxes	661	(38)	398	301	(182)	(307)	133	(8)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $147 million for the nine months ended September 30, 2009, $99 million for the nine months ended September 30, 2008, $1 million for the quarter ended September 30, 2009 and $45 million for the quarter ended September 30, 2008 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
60,007	80,330	Beginning total account value	74,707	67,968	60,007	57,942	65,099
11,315	8,076	Sales	2,507	2,132	2,108	3,378	5,829
(4,202)	(6,346)	Surrenders and withdrawals	(1,988)	(1,654)	(1,443)	(1,315)	(1,444)

7,113	1,730	Net sales	519	478	665	2,063	4,385
(731)	(815)	Benefit payments	(259)	(242)	(256)	(236)	(239)

6,382	915	Net flows	260	236	409	1,827	4,146
9,947	(12,367)	Change in market value, interest credited, and other	(6,712)	(7,986)	(2,269)	5,566	6,650
(725)	(910)	Policy charges	(287)	(211)	(205)	(236)	(284)

75,611	67,968	Ending total account value	67,968	60,007	57,942	65,099	75,611

		Fixed Annuities:
3,295	3,488	Beginning total account value	3,394	3,349	3,295	3,263	3,221
142	74	Sales	33	47	55	41	46
(201)	(185)	Surrenders and withdrawals	(71)	(91)	(77)	(75)	(49)

(59)	(111)	Net redemptions	(38)	(44)	(22)	(34)	(3)
(121)	(120)	Benefit payments	(37)	(40)	(43)	(37)	(41)

(180)	(231)	Net flows	(75)	(84)	(65)	(71)	(44)
99	95	Interest credited and other	32	32	33	30	36
(1)	(3)	Policy charges	(2)	(2)	—	(1)	—

3,213	3,349	Ending total account value	3,349	3,295	3,263	3,221	3,213

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,731	1,908	Insurance Agents	589	540	465	531	735
2,388	987	Wirehouses	340	264	344	685	1,359
7,338	5,255	Independent Financial Planners (2)	1,611	1,375	1,354	2,203	3,781

11,457	8,150	Total	2,540	2,179	2,163	3,419	5,875

(1)	Amounts represent gross sales.
(2)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
18,110	8,644	Beginning balance	12,282	17,051	18,110	18,208	16,355
917	194	Premiums and deposits	70	81	83	113	721
(1,153)	(801)	Surrenders and withdrawals	(296)	(433)	(386)	(356)	(411)

(236)	(607)	Net sales (redemptions)	(226)	(352)	(303)	(243)	310
(264)	(270)	Benefit payments	(87)	(92)	(93)	(83)	(88)

(500)	(877)	Net flows	(313)	(444)	(396)	(326)	222
426	325	Interest credited and other	121	159	156	129	141
(2,727)	8,962	Net transfers (to) from separate account	4,963	1,346	338	(1,655)	(1,410)
(1)	(3)	Policy charges	(2)	(2)	—	(1)	—

15,308	17,051	Ending balance	17,051	18,110	18,208	16,355	15,308

		Account Values in Separate Account:
45,192	75,174	Beginning balance	65,819	54,266	45,192	42,997	51,965
10,540	7,956	Premiums and deposits	2,470	2,098	2,080	3,306	5,154
(3,250)	(5,730)	Surrenders and withdrawals	(1,763)	(1,312)	(1,134)	(1,034)	(1,082)

7,290	2,226	Net sales	707	786	946	2,272	4,072
(588)	(665)	Benefit payments	(209)	(190)	(206)	(190)	(192)

6,702	1,561	Net flows	498	596	740	2,082	3,880
9,620	(12,597)	Change in market value, interest credited and other	(6,801)	(8,113)	(2,392)	5,467	6,545
2,727	(8,962)	Net transfers (to) from general account	(4,963)	(1,346)	(338)	1,655	1,410
(725)	(910)	Policy charges	(287)	(211)	(205)	(236)	(284)

63,516	54,266	Ending balance	54,266	45,192	42,997	51,965	63,516

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2008		2009
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	10,221	9,891	9,793	9,951	10,023
Guaranteed minimum withdrawal benefits	1,646	1,326	1,198	1,312	1,420
Guaranteed minimum income benefits	5,149	4,114	3,750	4,184	4,613
Guaranteed minimum withdrawal & income benefits	18,153	17,723	18,470	23,249	31,416

Total	35,169	33,054	33,211	38,696	47,472

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	16,445	17,653	19,124	22,935	30,116
Account Values without Auto-Rebalancing Feature	18,724	15,401	14,087	15,761	17,356

Total	35,169	33,054	33,211	38,696	47,472

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,142	1,328	1,514	1,250	1,129
Net Amount at Risk without Auto-Rebalancing Feature	2,545	4,973	5,917	4,286	2,895

Total	3,687	6,301	7,431	5,536	4,024

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2008		2009
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	38,285	34,892	34,313	39,124	46,881
Net amount at risk	3,572	6,462	7,433	5,138	3,219
Minimum return, anniversary contract value, or maximum contract value:
Account value	25,469	21,494	20,208	22,358	24,880
Net amount at risk	6,431	9,640	10,503	8,438	6,472

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	16,445	17,653	19,124	22,935	30,116
Account Values without Auto-Rebalancing Feature	47,309	38,733	35,397	38,547	41,645

Total	63,754	56,386	54,521	61,482	71,761

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,451	1,698	1,843	1,328	863
Net Amount at Risk without Auto-Rebalancing Feature	8,552	14,404	16,093	12,248	8,828

Total	10,003	16,102	17,936	13,576	9,691

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
99,738	112,192	Beginning total account value	106,917	100,463	99,738	102,159	110,950
19,168	12,392	Deposits and sales	3,276	6,549	10,489	3,890	4,789
(11,321)	(11,182)	Withdrawals and benefits	(2,883)	(3,869)	(4,231)	(3,803)	(3,287)
14,171	(12,939)	Change in market value, interest credited and interest income	(6,847)	(12,320)	(3,837)	8,704	9,304
—	—	Acquisition (1)	—	8,915	—	—	—

121,756	100,463	Ending total account value	100,463	99,738	102,159	110,950	121,756

7,847	1,210	Net additions	393	2,680	6,258	87	1,502

		Stable value account values included above	34,570	35,346	36,601	36,722	35,881

		Institutional Investment Products:
50,491	51,591	Beginning total account value	51,513	50,041	50,491	49,030	49,475
4,299	4,468	Additions (2)	1,052	1,270	627	2,343	1,329
(5,832)	(5,760)	Withdrawals and benefits (3)	(2,114)	(1,632)	(2,037)	(1,272)	(2,523)
2,074	955	Change in market value, interest credited and interest income	153	1,243	(152)	678	1,548
(895)	(1,213)	Other (4)	(563)	(431)	101	(1,304)	308

50,137	50,041	Ending total account value	50,041	50,491	49,030	49,475	50,137

(1,533)	(1,292)	Net additions (withdrawals)	(1,062)	(362)	(1,410)	1,071	(1,194)

(1)	On October 10, 2008, the company acquired MullinTBG Insurance Agency Services, LLC and related entities.
(2)	Includes $700 million for the three months ended December 31, 2008 and $500 million for the three months ended June 30, 2009 and nine months ended September 30, 2009, representing transfers of externally managed client balances to accounts managed by the company. This addition is offset within the “Other” category as there is no net impact on ending account values for this transfer.
(3)	Includes $(317) million for the three months and the nine months ended September 30, 2009 representing transfers of client balances managed by the Company to externally managed accounts. This withdrawal is offset in the “Other” category and there is no net impact on the ending account values for this transfer.
(4)	“Other” activity includes transfers from (to) the Asset Management segment of $(20) million and $543 million for the three months ended September 30, 2008 and December 31, 2008, respectively; and $(111) million for the nine months ended September 30, 2008. “Other” activity also includes $(700) million for the three months ended December 31, 2008, $(500) million for the three months ended June 30, 2009, $317 million and $(183) million for the three and nine months ended September 30, 2009, respectively; related to transfers discussed above in notes 2 and 3. For the three months ended March 31, 2009 and the nine months ended September 30, 2009 “Other” includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY). “Other” also includes $(507) million, $(1,015) million and $(1,522) million for the three months ended June 30, 2009, March 31, 2009 and the nine months ended September 30, 2009 respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT

INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2008		2009
2009	2008	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
762	858	-11%	Asset management fees	289	257	239	254	269
(67)	191	-135%	Incentive, transaction, principal investing and commercial mortgage revenues	(49)	(141)	(35)	(12)	(20)
201	408	-51%	Service, distribution and other revenues	105	113	59	100	42

896	1,457	-39%	Total Asset Management segment revenues	345	229	263	342	291

			Analysis of asset management fees by source:
374	407	-8%	Institutional customers	138	133	119	126	129
189	249	-24%	Retail customers	83	58	56	62	71
199	202	-1%	General account	68	66	64	66	69

762	858	-11%	Total asset management fees	289	257	239	254	269

Supplementary Assets Under Management Information (in billions):
	September 30, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.2	113.0	20.7	179.9
Retail customers	53.0	24.3	1.8	79.1
General account	4.1	179.9	0.9	184.9

Total	103.3	317.2	23.4	443.9

	September 30, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	49.3	92.6	29.0	170.9
Retail customers	51.6	21.6	2.2	75.4
General account	3.9	170.4	0.9	175.2

Total	104.8	284.6	32.1	421.5

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.5	141.7	Beginning assets under management	145.8	138.6	128.5	120.6	128.9
23.0	23.5	Additions	6.3	6.1	4.9	7.7	10.4
(16.7)	(13.6)	Withdrawals	(4.8)	(5.9)	(4.6)	(6.5)	(5.6)
9.8	(11.7)	Change in market value	(8.4)	(10.7)	(7.3)	7.2	9.9
(1.2)	(1.4)	Net money market flows	(0.3)	0.9	(0.9)	(0.1)	(0.2)
—	0.1	Other (1)	—	(0.5)	—	—	—

143.4	138.6	Ending assets under management	138.6	128.5	120.6	128.9	143.4
36.5	32.3	Affiliated institutional assets under management	32.3	32.7	32.1	34.6	36.5

179.9	170.9	Total assets managed for institutional customers at end of period	170.9	161.2	152.7	163.5	179.9

6.3	9.9	Net institutional additions, excluding money market and other activity (1)	1.5	0.2	0.3	1.2	4.8

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
33.4	50.9	Beginning assets under management	50.7	43.4	33.4	33.5	39.5
14.2	11.7	Additions	4.4	3.4	3.5	4.6	6.1
(9.3)	(9.7)	Withdrawals	(4.3)	(5.0)	(3.3)	(2.7)	(3.3)
8.8	(9.6)	Change in market value	(7.5)	(8.4)	(0.7)	4.4	5.1
0.1	0.1	Net money market flows	0.1	—	0.6	(0.3)	(0.2)
—	—	Other	—	—	—	—	—

47.2	43.4	Ending assets under management	43.4	33.4	33.5	39.5	47.2
31.9	32.0	Affiliated retail assets under management	32.0	28.2	27.8	30.8	31.9

79.1	75.4	Total assets managed for retail customers at end of period	75.4	61.6	61.3	70.3	79.1

4.9	2.0	Net retail additions (withdrawals), excluding money market activity	0.1	(1.6)	0.2	1.9	2.8

(1)	Other activity represents transfers from (to) the Retirement Segment as a result of a change in client contract form. These assets continue to be managed by the segment and are included in Affiliated institutional assets under management above.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2008		2009
2009	2008	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,572	3,290	9%	Premiums	1,099	1,091	1,190	1,156	1,226
1,102	1,084	2%	Policy charges and fee income	313	441	393	412	297
1,064	1,039	2%	Net investment income	353	357	353	350	361
293	332	-12%	Asset management fees, commissions and other income	149	80	77	88	128

6,031	5,745	5%	Total revenues	1,914	1,969	2,013	2,006	2,012

			Benefits and Expenses (1):
3,824	3,488	10%	Insurance and annuity benefits	1,136	1,210	1,276	1,222	1,326
364	346	5%	Interest credited to policyholders’ account balances	119	117	119	119	126
140	153	-8%	Interest expense	51	62	51	47	42
(404)	(360)	-12%	Deferral of acquisition costs	(121)	(126)	(125)	(136)	(143)
112	165	-32%	Amortization of acquisition costs	(37)	222	136	74	(98)
1,312	1,245	5%	General and administrative expenses	427	406	423	437	452

5,348	5,037	6%	Total benefits and expenses	1,575	1,891	1,880	1,763	1,705

683	708	-4%	Adjusted operating income before income taxes	339	78	133	243	307

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2009			Quarter Ended September 30, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,572	508	3,064	1,226	178	1,048
Policy charges and fee income	1,102	735	367	297	181	116
Net investment income	1,064	602	462	361	205	156
Asset management fees, commissions and other income	293	194	99	128	92	36

Total revenues	6,031	2,039	3,992	2,012	656	1,356

Benefits and Expenses (1):
Insurance and annuity benefits	3,824	791	3,033	1,326	269	1,057
Interest credited to policyholders’ account balances	364	195	169	126	68	58
Interest expense	140	140	—	42	42	—
Deferral of acquisition costs	(404)	(367)	(37)	(143)	(124)	(19)
Amortization of acquisition costs	112	95	17	(98)	(102)	4
General and administrative expenses	1,312	764	548	452	260	192

Total benefits and expenses	5,348	1,618	3,730	1,705	413	1,292

Adjusted operating income before income taxes	683	421	262	307	243	64

	Nine Months Ended September 30, 2008			Quarter Ended September 30, 2008
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,290	451	2,839	1,099	155	944
Policy charges and fee income	1,084	767	317	313	209	104
Net investment income	1,039	553	486	353	191	162
Asset management fees, commissions and other income	332	267	65	149	127	22

Total revenues	5,745	2,038	3,707	1,914	682	1,232

Benefits and Expenses (1):
Insurance and annuity benefits	3,488	718	2,770	1,136	230	906
Interest credited to policyholders’ account balances	346	171	175	119	59	60
Interest expense	153	152	1	51	51	—
Deferral of acquisition costs	(360)	(332)	(28)	(121)	(111)	(10)
Amortization of acquisition costs	165	154	11	(37)	(40)	3
General and administrative expenses	1,245	738	507	427	255	172

Total benefits and expenses	5,037	1,601	3,436	1,575	444	1,131

Adjusted operating income before income taxes	708	437	271	339	238	101

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS:

		Excluding corporate-owned life insurance:
12	29	Variable life	8	10	4	5	3
86	60	Universal life	21	23	28	32	26
170	156	Term life	53	53	52	61	57

268	245	Total excluding corporate-owned life insurance	82	86	84	98	86
—	—	Corporate-owned life insurance	—	—	—	—	—

268	245	Total	82	86	84	98	86

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
68	83	Prudential Agents	26	26	22	24	22
200	162	Third party distribution	56	60	62	74	64
—	—	Corporate-owned life insurance	—	—	—	—	—

268	245	Total	82	86	84	98	86

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
7,397	6,582	Beginning balance	6,948	7,212	7,397	7,691	7,824
1,430	1,151	Premiums and deposits	372	462	570	474	386
(738)	(697)	Surrenders and withdrawals	(248)	(303)	(278)	(240)	(220)

692	454	Net sales	124	159	292	234	166
(116)	(118)	Benefit payments	(41)	(41)	(34)	(32)	(50)

576	336	Net flows	83	118	258	202	116
28	319	Interest credited and other	180	78	81	(64)	11
183	197	Net transfers from separate account	75	70	45	85	53
(270)	(222)	Policy charges	(74)	(81)	(90)	(90)	(90)

7,914	7,212	Ending balance	7,212	7,397	7,691	7,824	7,914

		Separate Account Liabilities:
12,848	18,585	Beginning balance	17,387	15,476	12,848	12,110	13,450
844	1,001	Premiums and deposits	386	409	315	261	268
(683)	(550)	Surrenders and withdrawals	(173)	(277)	(328)	(216)	(139)

161	451	Net sales (redemptions)	213	132	(13)	45	129
(31)	(38)	Benefit payments	(6)	17	(2)	(18)	(11)

130	413	Net flows	207	149	(15)	27	118
2,707	(2,744)	Change in market value, interest credited and other	(1,849)	(2,524)	(500)	1,574	1,633
(183)	(197)	Net transfers to general account	(75)	(70)	(45)	(85)	(53)
(530)	(581)	Policy charges	(194)	(183)	(178)	(176)	(176)

14,972	15,476	Ending balance	15,476	12,848	12,110	13,450	14,972

		FACE AMOUNT IN FORCE (2):

		Variable life	131,608	127,503	124,600	123,419	122,955
		Universal life	27,999	29,070	30,537	32,315	33,711
		Term life	359,887	373,927	386,218	402,459	417,100

		Total	519,494	530,500	541,355	558,193	573,766

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
665	562	Cash value of surrenders	188	240	256	236	173
4.4%	3.4%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	4.8%	5.5%	5.0%	3.4%

		Death benefits per $1,000 of in force (1):
4.06	3.67	Variable and universal life	3.23	3.58	4.71	3.83	3.72
0.96	1.52	Term life	1.46	0.97	1.14	1.10	0.75
2.62	2.84	Total, Individual Life Insurance	2.51	2.43	3.14	2.54	2.32

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
298	212	Group life	70	76	210	35	53
217	178	Group disability (1)	47	26	134	26	57

515	390	Total	117	102	344	61	110

		Future Policy Benefits (2):
		Group life	2,015	2,227	2,169	2,176	2,141
		Group disability (1)	865	898	1,015	1,059	1,132

		Total	2,880	3,125	3,184	3,235	3,273

		Policyholders’ Account Balances (2):
		Group life	5,785	5,958	6,033	6,160	6,343
		Group disability (1)	152	172	159	168	172

		Total	5,937	6,130	6,192	6,328	6,515

		Separate Account Liabilities (2):
		Group life	19,943	19,429	20,315	19,141	18,083
		Group disability (1)	—	—	—	—	—

		Total	19,943	19,429	20,315	19,141	18,083

		Group Life Insurance:
2,724	2,701	Gross premiums, policy charges and fee income (3)	840	922	920	915	889
2,579	2,392	Earned premiums, policy charges and fee income	789	840	857	849	873
88.4%	88.2%	Benefits ratio	88.1%	89.9%	88.0%	87.3%	89.8%
8.9%	8.6%	Administrative operating expense ratio	9.4%	8.7%	8.8%	8.7%	9.1%
		Persistency ratio	93.6%	93.3%	95.8%	95.6%	94.7%

		Group Disability Insurance (1):
871	791	Gross premiums, policy charges and fee income (3)	265	241	297	271	303
852	764	Earned premiums, policy charges and fee income	259	231	290	271	291
88.5%	86.4%	Benefits ratio	81.5%	90.0%	86.2%	85.6%	93.5%
17.8%	19.5%	Administrative operating expense ratio	19.3%	20.8%	17.9%	18.1%	17.5%
		Persistency ratio	86.7%	85.6%	94.5%	93.6%	92.3%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,329	1,976	Beginning balance	2,199	2,294	2,329	1,580	1,943
656	467	Capitalization	149	130	132	197	327
(518)	(260)	Amortization - operating results	(121)	(119)	(862)	355	(11)
23	20	Amortization - realized investment gains and losses	10	(10)	2	11	10
(379)	91	Impact of unrealized (gains) or losses on AFS securities	57	34	(21)	(200)	(158)

2,111	2,294	Ending balance	2,294	2,329	1,580	1,943	2,111

		INDIVIDUAL LIFE INSURANCE:
4,226	3,855	Beginning balance	3,963	4,207	4,226	4,270	4,142
367	332	Capitalization	111	113	115	128	124
(95)	(154)	Amortization - operating results	40	(218)	(128)	(69)	102
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(348)	174	Impact of unrealized (gains) or losses on AFS securities	93	124	57	(187)	(218)

4,150	4,207	Ending balance	4,207	4,226	4,270	4,142	4,150

		GROUP INSURANCE:
347	321	Beginning balance	331	338	347	349	352
37	28	Capitalization	10	13	10	8	19
(17)	(11)	Amortization - operating results	(3)	(4)	(8)	(5)	(4)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

367	338	Ending balance	338	347	349	352	367

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,023	798	Beginning balance	934	984	1,023	807	983
278	260	Capitalization	84	74	66	82	130
(212)	(83)	Amortization - operating results	(38)	(13)	(281)	84	(15)
19	9	Amortization - realized investment gains and losses	4	(22)	(1)	10	10
(92)	—	Impact of unrealized (gains) or losses on AFS securities	—	—	—	—	(92)
—	—	Other	—	—	—	—	—

1,016	984	Ending balance	984	1,023	807	983	1,016

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 200

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2008		2009
2009	2008			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
5,825	5,135	13%	Premiums	1,627	1,698	1,899	1,911	2,015
280	252	11%	Policy charges and fee income	83	90	99	91	90
1,609	1,479	9%	Net investment income	514	527	534	509	566
341	483	-29%	Asset management fees, commissions and other income	153	(217)	106	130	105

8,055	7,349	10%	Total revenues	2,377	2,098	2,638	2,641	2,776

			Benefits and Expenses (1):
4,538	4,052	12%	Insurance and annuity benefits	1,279	1,325	1,501	1,465	1,572
352	307	15%	Interest credited to policyholders’ account balances	106	109	119	110	123
3	7	-57%	Interest expense	1	2	1	1	1
(910)	(874)	-4%	Deferral of acquisition costs	(281)	(299)	(309)	(299)	(302)
591	456	30%	Amortization of acquisition costs	144	182	202	214	175
2,052	1,987	3%	General and administrative expenses	631	778	689	669	694

6,626	5,935	12%	Total benefits and expenses	1,880	2,097	2,203	2,160	2,263

1,429	1,414	1%	Adjusted operating income before income taxes	497	1	435	481	513

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2009				Quarter Ended September 30, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,825	3,716	2,109	—	2,015	1,232	783	—
Policy charges and fee income	280	221	59	—	90	71	19	—
Net investment income	1,609	784	810	15	566	279	283	4
Asset management fees, commissions and other income	341	56	(17)	302	105	14	(13)	104

Total revenues	8,055	4,777	2,961	317	2,776	1,596	1,072	108

Benefits and Expenses (1):
Insurance and annuity benefits	4,538	2,888	1,650	—	1,572	970	602	—
Interest credited to policyholders’ account balances	352	137	215	—	123	49	74	—
Interest expense	3	2	1	—	1	—	1	—
Deferral of acquisition costs	(910)	(627)	(283)	—	(302)	(207)	(95)	—
Amortization of acquisition costs	591	399	192	—	175	114	61	—
General and administrative expenses	2,052	1,059	715	278	694	360	239	95

Total benefits and expenses	6,626	3,858	2,490	278	2,263	1,286	882	95

Adjusted operating income before income taxes	1,429	919	471	39	513	310	190	13

	Nine Months Ended September 30, 2008				Quarter Ended September 30, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,135	3,552	1,583	—	1,627	1,129	498	—
Policy charges and fee income	252	200	52	—	83	66	17	—
Net investment income	1,479	713	729	37	514	247	255	12
Asset management fees, commissions and other income	483	63	(12)	432	153	20	(6)	139

Total revenues	7,349	4,528	2,352	469	2,377	1,462	764	151

Benefits and Expenses (1):
Insurance and annuity benefits	4,052	2,817	1,235	—	1,279	900	379	—
Interest credited to policyholders’ account balances	307	125	182	—	106	42	64	—
Interest expense	7	9	(6)	4	1	2	(2)	1
Deferral of acquisition costs	(874)	(624)	(250)	—	(281)	(200)	(81)	—
Amortization of acquisition costs	456	326	130	—	144	100	44	—
General and administrative expenses	1,987	1,011	599	377	631	325	193	113

Total benefits and expenses	5,935	3,664	1,890	381	1,880	1,169	597	114

Adjusted operating income before income taxes	1,414	864	462	88	497	293	167	37

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥354,241	¥335,729	Japanese insurance operations excluding Gibraltar Life	¥110,522	¥110,212	¥124,975	¥114,650	¥114,616
289,253	252,784	Gibraltar Life	84,570	83,070	84,867	99,223	105,163

643,494	588,513	Total revenues, Japan, yen basis	195,092	193,282	209,842	213,873	219,779

		Benefits and Expenses (1):
278,432	259,030	Japanese insurance operations excluding Gibraltar Life	83,006	86,952	101,197	88,419	88,816
237,633	202,389	Gibraltar Life	65,640	66,538	70,551	82,573	84,509

516,065	461,419	Total benefits and expenses, Japan, yen basis	148,646	153,490	171,748	170,992	173,325

		Adjusted operating income (2):
75,809	76,699	Japanese insurance operations excluding Gibraltar Life	27,516	23,260	23,778	26,231	25,800
51,620	50,395	Gibraltar Life	18,930	16,532	14,316	16,650	20,654

¥127,429	¥127,094	Total adjusted operating income, Japan, yen basis	¥46,446	¥39,792	¥38,094	¥42,881	¥46,454

		U.S. Dollar adjusted operating income (3):
$748	$719	Japanese insurance operations excluding Gibraltar Life	$252	$224	$237	$257	$254
471	462	Gibraltar Life	167	160	131	150	190

1,219	1,181	Total adjusted operating income, Japan, U.S. dollar basis	419	384	368	407	444
171	145	All other countries (4)	41	37	57	58	56

$1,390	$1,326	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$460	$421	$425	$465	$500

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2008		2009
2009	2008		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,027	2,651	Japan, excluding Gibraltar Life	839	924	1,084	963	980
2,168	1,635	Gibraltar Life	515	559	635	731	802
910	1,101	All other countries	356	305	279	308	323

6,105	5,387	Total	1,710	1,788	1,998	2,002	2,105

		Annualized new business premiums:
401	408	Japan, excluding Gibraltar Life	120	123	173	122	106
409	353	Gibraltar Life	111	101	113	147	149
212	190	All other countries	55	54	47	59	106

1,022	951	Total	286	278	333	328	361

		Annualized new business premiums by distribution channel:
613	598	Life Planners	175	177	220	181	212
325	311	Gibraltar Life Advisors	96	89	92	122	111
84	42	Banks	15	12	21	25	38

1,022	951	Total	286	278	333	328	361

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,795	2,644	Japan, excluding Gibraltar Life	850	860	995	906	894
1,940	1,639	Gibraltar Life	522	534	546	673	721
1,154	1,129	All other countries	380	400	383	384	387

5,889	5,412	Total	1,752	1,794	1,924	1,963	2,002

		Annualized new business premiums:
401	407	Japan, excluding Gibraltar Life	122	115	161	114	126
384	355	Gibraltar Life	112	99	105	139	140
212	192	All other countries	56	68	63	70	79

997	954	Total	290	282	329	323	345

		Annualized new business premiums by distribution channel:
613	599	Life Planners	178	183	224	184	205
301	312	Gibraltar Life Advisors	97	87	84	115	102
83	43	Banks	15	12	21	24	38

997	954	Total	290	282	329	323	345

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2008		2009
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	246	248	250	251	253
Gibraltar Life	184	183	182	180	179
All other countries	108	108	108	109	110

Total	538	539	540	540	542

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,288	2,313	2,353	2,373	2,400
Gibraltar Life	3,788	3,796	3,787	3,760	3,773
All other countries	1,333	1,348	1,359	1,375	1,402

Total	7,409	7,457	7,499	7,508	7,575

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.1%	92.6%	92.2%	91.8%	91.5%
25 months	85.5%	86.2%	85.0%	84.7%	84.2%

Gibraltar Life:
13 months	91.1%	91.1%	91.2%	91.2%	91.1%
25 months	85.3%	84.0%	83.4%	83.1%	83.2%

Number of Life Planners at end of period:
Japan	3,084	3,071	3,078	2,987	3,043
All other countries	3,183	3,294	3,319	3,388	3,461

Total life planners	6,267	6,365	6,397	6,375	6,504

Gibraltar Life Advisors	6,057	6,330	6,170	6,376	6,060

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2009				December 31, 2008
	Consolidated	Closed Block	Financial Services Businesses		Consolidated	Closed Block	Financial Services Businesses
	Portfolio	Business	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	136,347	29,676	106,671	57.1%	126,149	27,424	98,725	57.5%
Public, held to maturity, at amortized cost	4,110	—	4,110	2.2%	3,002	—	3,002	1.7%
Private, available for sale, at fair value	32,537	12,755	19,782	10.6%	30,047	11,479	18,568	10.8%
Private, held to maturity, at amortized cost	1,031	—	1,031	0.5%	806	—	806	0.5%
Trading account assets supporting insurance liabilities, at fair value	15,848	—	15,848	8.5%	13,875	—	13,875	8.1%
Other trading account assets, at fair value (1)	2,228	167	2,061	1.1%	848	120	728	0.4%
Equity securities, available for sale, at fair value	6,688	2,953	3,735	2.0%	6,059	2,400	3,659	2.1%
Commercial loans	30,091	8,509	21,582	11.6%	30,840	8,748	22,092	12.9%
Policy loans	10,070	5,436	4,634	2.5%	9,703	5,423	4,280	2.5%
Other long-term investments (2)	4,393	1,582	2,811	1.5%	4,664	1,629	3,035	1.8%
Short-term investments (3)	6,248	1,767	4,481	2.4%	4,358	1,484	2,874	1.7%

Subtotal (4)	249,591	62,845	186,746	100.0%	230,351	58,707	171,644	100.0%

Invested assets of other entities and operations (5)	8,729	—	8,729		11,674	—	11,674

Total investments	258,320	62,845	195,475		242,025	58,707	183,318

Fixed Maturities by Credit Quality (4):

		September 30, 2009					December 31, 2008
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)	Rating Agency Equivalent
1	Aaa, Aa, A	88,785	4,117	1,678	91,224	82.3%	85,474	4,228	4,425	85,277	83.8%
2	Baa	14,487	722	787	14,422	13.0%	15,573	163	2,893	12,843	12.6%

Subtotal Investment Grade		103,272	4,839	2,465	105,646	95.3%	101,047	4,391	7,318	98,120	96.4%

3	Ba	2,841	37	347	2,531	2.3%	3,009	16	800	2,225	2.2%
4	B	1,633	11	361	1,283	1.2%	1,639	2	565	1,076	1.1%
5	C and lower	1,397	23	422	998	0.9%	379	14	123	270	0.3%
6	In or near default	499	32	158	373	0.3%	36	4	4	36	0.0%

Subtotal Below Investment Grade		6,370	103	1,288	5,185	4.7%	5,063	36	1,492	3,607	3.6%

Total		109,642	4,942	3,753	110,831	100.0%	106,110	4,427	8,810	101,727	100.0%

Private Fixed Maturities:
NAIC Rating (6)	Rating Agency Equivalent
1	Aaa, Aa, A	5,871	301	132	6,040	29.0%	6,284	112	408	5,988	30.9%
2	Baa	10,772	395	467	10,700	51.4%	11,341	92	1,310	10,123	52.2%

Subtotal Investment Grade		16,643	696	599	16,740	80.4%	17,625	204	1,718	16,111	83.1%

3	Ba	2,548	45	191	2,402	11.5%	2,405	24	381	2,048	10.5%
4	B	1,136	14	140	1,010	4.9%	1,037	14	244	807	4.2%
5	C and lower	427	6	56	377	1.8%	283	7	59	231	1.2%
6	In or near default	277	32	17	292	1.4%	232	8	39	201	1.0%

Subtotal Below Investment Grade		4,388	97	404	4,081	19.6%	3,957	53	723	3,287	16.9%

Total		21,031	793	1,003	20,821	100.0%	21,582	257	2,441	19,398	100.0%

(1)	Other trading account assets, at fair value includes $1,066 million of asset-backed securities purchased under the Federal Reserve’s Term Asset-Backed Securities Loan Facility, which are predominately financed by non-recourse borrowings under the program.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(3)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(4)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(5)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(6)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2009 and December 31, 2008, respectively, 114 securities with amortized cost of $1,943 million (fair value $2,003 million) and 142 securities with amortized cost of $1,214 million (fair value, $1,054 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	47,643	72.4%	42,223	70.6%
Public, held to maturity, at amortized cost	4,110	6.2%	3,002	5.0%
Private, available for sale, at fair value	2,713	4.1%	2,803	4.7%
Private, held to maturity, at amortized cost	1,031	1.6%	806	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,251	1.9%	1,077	1.8%
Other trading account assets, at fair value	669	1.0%	519	0.9%
Equity securities, available for sale, at fair value	1,522	2.3%	2,071	3.5%
Commercial loans	3,632	5.5%	3,373	5.6%
Policy loans	1,747	2.7%	1,547	2.6%
Other long-term investments (1)	1,088	1.7%	2,143	3.6%
Short-term investments	369	0.6%	266	0.4%

Total	65,775	100.0%	59,830	100.0%

	September 30, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	59,028	48.8%	56,502	50.5%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,069	14.1%	15,765	14.1%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	14,597	12.1%	12,798	11.5%
Other trading account assets, at fair value	1,392	1.2%	209	0.2%
Equity securities, available for sale, at fair value	2,213	1.8%	1,588	1.4%
Commercial loans	17,950	14.8%	18,719	16.7%
Policy loans	2,887	2.4%	2,733	2.5%
Other long-term investments (1)	1,723	1.4%	892	0.8%
Short-term investments	4,112	3.4%	2,608	2.3%

Total	120,971	100.0%	111,814	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.45%	1,414	(241)	4.80%	1,413	(376)
Equity securities	7.40%	62	(40)	5.51%	64	(104)
Commercial loans	5.67%	240	(84)	5.84%	246	1
Policy loans	5.10%	57	1	5.48%	54	—
Short-term investments and cash equivalents	0.38%	13	1	2.39%	72	—
Other investments	5.37%	36	(32)	3.50%	32	(18)

Gross investment income before investment expenses	4.37%	1,822	(395)	4.77%	1,881	(497)
Investment expenses	-0.15%	(52)	—	-0.16%	(81)	—

Subtotal	4.22%	1,770	(395)	4.61%	1,800	(497)

Investment results of other entities and operations (2)		287	(35)		283	105
Less, investment income relating to divested businesses		(2)			(7)

Total		2,055	(430)		2,076	(392)

	Nine Months Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.57%	4,275	(786)	4.85%	4,191	(1,244)
Equity securities	6.42%	175	(419)	4.96%	170	(256)
Commercial loans	5.73%	723	(221)	5.99%	724	(3)
Policy loans	5.11%	165	1	5.31%	157	—
Short-term investments and cash equivalents	0.61%	56	1	2.96%	238	—
Other investments	3.89%	97	345	3.93%	95	(284)

Gross investment income before investment expenses	4.46%	5,491	(1,079)	4.85%	5,575	(1,787)
Investment expenses	-0.16%	(155)	—	-0.16%	(241)	—

Subtotal	4.30%	5,336	(1,079)	4.69%	5,334	(1,787)

Investment results of other entities and operations (2)		846	(189)		1,024	43
Less, investment income relating to divested businesses		(10)			(27)

Total		6,172	(1,268)		6,331	(1,744)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.93%	398	(145)	3.11%	339	1
Equity securities	4.53%	18	(45)	3.83%	25	(82)
Commercial loans	4.71%	43	(1)	4.66%	36	14
Policy loans	3.74%	16	2	3.82%	12	—
Short-term investments and cash equivalents	0.61%	3	—	1.39%	3	—
Other investments	5.26%	23	(14)	5.58%	24	139

Gross investment income before investment expenses	3.08%	501	(203)	3.30%	439	72
Investment expenses	-0.16%	(27)	—	-0.18%	(24)	—

Total	2.92%	474	(203)	3.12%	415	72

	Nine Months Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.96%	1,141	(242)	3.01%	980	(107)
Equity securities	3.25%	47	(323)	2.96%	57	(237)
Commercial loans	4.85%	125	(8)	4.75%	106	16
Policy loans	3.81%	45	2	3.86%	36	—
Short-term investments and cash equivalents	0.57%	8	—	2.46%	15	—
Other investments	4.80%	73	(379)	7.42%	76	(3)

Gross investment income before investment expenses	3.08%	1,439	(950)	3.23%	1,270	(331)
Investment expenses	-0.16%	(78)	—	-0.19%	(79)	—

Total	2.92%	1,361	(950)	3.04%	1,191	(331)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.58%	1,016	(96)	5.82%	1,074	(377)
Equity securities	10.01%	44	5	7.53%	39	(22)
Commercial loans	5.93%	197	(83)	6.11%	210	(13)
Policy loans	5.91%	41	(1)	6.26%	42	—
Short-term investments and cash equivalents	0.33%	10	1	2.49%	69	—
Other investments	5.59%	13	(18)	1.39%	8	(157)

Gross investment income before investment expenses	5.20%	1,321	(192)	5.54%	1,442	(569)
Investment expenses	-0.15%	(25)	—	-0.15%	(57)	—

Total	5.05%	1,296	(192)	5.39%	1,385	(569)

	Nine Months Ended September 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.70%	3,134	(544)	5.97%	3,211	(1,137)
Equity securities	10.04%	128	(96)	7.49%	113	(19)
Commercial loans	5.95%	598	(213)	6.27%	618	(19)
Policy loans	5.85%	120	(1)	5.97%	121	—
Short-term investments and cash equivalents	0.62%	48	1	3.01%	223	—
Other investments	2.43%	24	724	1.32%	19	(281)

Gross investment income before investment expenses	5.30%	4,052	(129)	5.71%	4,305	(1,456)
Investment expenses	-0.16%	(77)	—	-0.14%	(162)	—

Total	5.14%	3,975	(129)	5.57%	4,143	(1,456)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION HISTORICAL DEATH

AND LIVING BENEFIT FEATURES AND DEFERRED SALES INDUCEMENTS INFORMATION FOR INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31		2008				2009
2007		1Q	2Q	3Q	4Q	1Q	2Q

	LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

	Living Benefit Features Account Values by Product Design Type
13,837	Account Values with Auto-Rebalancing Feature	14,307	15,890	16,445	17,653	19,124	22,935
23,329	Account Values without Auto-Rebalancing Feature	21,728	21,209	18,724	15,401	14,087	15,761
37,166	Total	36,035	37,099	35,169	33,054	33,211	38,696

	Living Benefit Features Net Amount at Risk by Product Design Type
101	Net Amount at Risk with Auto-Rebalancing Feature	258	401	1,142	1,328	1,514	1,250
644	Net Amount at Risk without Auto-Rebalancing Feature	1,213	1,366	2,545	4,973	5,917	4,286
745	Total	1,471	1,767	3,687	6,301	7,431	5,536

	DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

	Death Benefit Features Account Values by Product Design Type
13,837	Account Values with Auto-Rebalancing Feature	14,307	15,889	16,445	17,653	19,124	22,935
61,352	Account Values without Auto-Rebalancing Feature	55,911	54,100	47,309	38,733	35,397	38,547
75,189	Total	70,218	69,989	63,754	56,386	54,521	61,482

	Death Benefit Features Net Amount at Risk by Product Design Type
95	Net Amount at Risk with Auto-Rebalancing Feature	381	535	1,451	1,698	1,843	1,328
3,364	Net Amount at Risk without Auto-Rebalancing Feature	5,073	5,247	8,552	14,404	16,093	12,248
3,459	Total	5,454	5,782	10,003	16,102	17,936	13,576

	DEFERRED SALES INDUCEMENTS

	INDIVIDUAL ANNUITIES:
563	Beginning balance	798	878	934	984	1,023	807
325	Capitalization	94	82	84	74	66	82
(85)	Amortization - operating results	(18)	(27)	(38)	(13)	(281)	84
—	Amortization - realized investment gains and losses	4	1	4	(22)	(1)	10
—	Impact of unrealized losses on AFS securities	—	—	—	—	—	—
(5)	Other	—	—	—	—	—	—
798	Ending balance	878	934	984	1,023	807	983

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2008 AND 2009 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009
Actuarial Item:

Annual review of assumptions including: actual and expected fund performance, persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits.	265	(157)	22	(1)	68	(44)	25	(5)	(380)	207

Reported amount	344	(85)	141	136	121	11	363	521

Amount excluding impact of items indicated above	79	72	119	137	53	55	338	526

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2008 AND 2009 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009	Third Quarter 2008	Third Quarter 2009
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(81)	(70)	(8)	10	(152)	(135)	79	55

Reported amount	209	181	230	269	(40)	(102)

Amount excluding impact of items indicated above	290	251	238	259	112	33

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Service members’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

2009 KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 12.39% for the nine months ended September 30, 2009, 3.48% for the nine months ended September 30, 2008, 21.11% for the three months ended September 30, 2009, 12.79% for the three months ended June 30, 2009, .14% for the three months ended March 31, 2009, -39.94% for the three months ended December 31, 2008, -2.30% for the three months ended September 30, 2008.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Service members’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account. 32. Wrap-Fee Products: Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the cusomter are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2009

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of November 4, 2009

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings

The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of November 4, 2009

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.